Exhibit 5.2

Universal Health Services, Inc.

367 South Gulph Road

P.O. Box 61558

King of Prussia, PA 19406

November 9, 2022

Universal Health Services, Inc.

and the Subsidiary Guarantors

367 South Gulph Road

King of Prussia, Pennsylvania 19406

Ladies and Gentlemen:

I am Senior Vice President and General Counsel to Universal Health Services, Inc., a Delaware corporation (the “Company”), and the subsidiaries of the Company listed on Schedules I and II hereto (the “Subsidiary Guarantors”) and I am delivering this opinion in connection with the Registration Statement on Form S-4 (the “Registration Statement”) filed by the Company and the Subsidiary Guarantors with the United States Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement relates to the registration under the Securities Act of (i) the offering and issuance of up to $700,000,000 in aggregate principal amount of the Company’s 1.650% Senior Secured Notes due 2026 (the “2026 Exchange Notes”), $800,000,000 in aggregate principal amount of the Company’s 2.650% Senior Secured Notes due 2030 (the “2030 Exchange Notes”), and $500,000,000 in aggregate principal amount of the Company’s 2.650% Senior Secured Notes due 2032 (the “2032 Exchange Notes” and together with the 2026 Exchange Notes and the 2030 Exchange Notes, the “Exchange Notes”) in exchange for a like principal amount of the Company’s issued and outstanding 1.650% Senior Secured Notes due 2026 (the “2026 Original Notes”), 2.650% Senior Secured Notes due 2030 (the “2030 Original Notes”) and 2.650% Senior Secured Notes due 2032 (the “2032 Original Notes”) as described in the Registration Statement (the “Exchange Offer”) and (ii) the guarantees of the Exchange Notes by the Subsidiary Guarantors (the “Guarantees”).

The 2030 Original Notes were issued, and the 2030 Exchange Notes will be issued, under the Indenture, dated as of September 21, 2020, among the Company, the Subsidiary Guarantors, U.S. Bank National Association, as trustee (the “Trustee”), and JPMorgan Chase Bank, N.A. as collateral agent (the “Collateral Agent), as supplemented by the Supplemental Indenture, dated as of August 24, 2021, among the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent, the Second Supplemental Indenture, dated as of June 23, 2022, among the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent, and the Third Supplemental Indenture, dated as of November 4, 2022, among the Company, the Subsidiary

Universal Health Services, Inc.

and the Subsidiary Guarantors

November 9, 2022

Guarantors, the Trustee and the Collateral Agent (collectively, the “2020 Indenture”). The 2026 Original Notes and the 2032 Original Notes were issued, and the 2026 Exchange Notes and the 2032 Exchange Notes will be issued, under the Indenture, dated as of August 24, 2021, among the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent, as supplemented by the First Supplemental Indenture, dated as of June 23, 2022, among the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent, and the Second Supplemental Indenture, dated as of November 4, 2022, among the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent (collectively, the “2021 Indenture”).

In connection with this opinion, I have reviewed the Registration Statement insofar as it relates to the Exchange Notes and the Guarantees. I have also examined the following:

(i)	the 2020 Indenture and the 2021 Indenture;

(ii)	duplicates of the global certificates representing the Exchange Notes;

(iii)	the Guarantees, the terms of which are set forth in the 2020 Indenture and the 2021 Indenture;

(iv)

the Registration Rights Agreement, dated as of September 21, 2020, by and among the Company, the Subsidiary Guarantors party thereto, and J.P. Morgan Securities LLC, BofA Securities, Inc. and Goldman Sachs & Co. LLC, and

(v)

the Registration Rights Agreement, dated as of August 24, 2021, by and among the Company, the Subsidiary Guarantors party thereto, and J.P. Morgan Securities LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC and Truist Securities, Inc.

In rendering the opinions contained herein, I have relied upon my examination or the examination by members of the Company’s legal staff (in the ordinary course of business) of the original or copies certified or otherwise identified to our satisfaction of the charter, bylaws or other governing documents of Subsidiary Guarantors named on Schedule I hereto (the “Schedule I Guarantors”), resolutions and written consents of their respective boards of directors, general partners, managers and managing members, as the case may be, statements and certificates from officers of the Schedule I Guarantors and, to the extent obtained, from various state authorities, status telecopies provided by Corporation Service Company, and such other documents and records relating to the Schedule I Guarantors as I have deemed appropriate. I, or a member of my staff, have also examined the originals, or duplicates or certified or conformed copies, of such corporate and other records, agreements, documents and other instruments of the Schedule I Guarantors and have made such other investigations as I have deemed relevant and necessary in connection with the opinions hereinafter set forth. As to questions of fact material to this opinion, I have relied upon certificates or comparable documents or statements of public officials and of officers and representatives of the Company and the Schedule I Guarantors.

Universal Health Services, Inc.

and the Subsidiary Guarantors

November 9, 2022

In rendering the opinions set forth below, I have also assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, I am of the opinion that: (1) each of the Schedule I Guarantors is validly existing and in good standing as a corporation, limited liability company, limited partnership or partnership, as applicable, under the law of its jurisdiction of organization and has full corporate, limited liability company, limited partnership or partnership power and authority, as the case may be, to issue the Guarantees and (2) each of the 2020 Indenture and the 2021 Indenture has been duly authorized, executed and delivered by each of the Schedule I Guarantors.

This opinion letter is given as of the date hereof, and I assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances that may hereafter come to my attention or any change in laws that may hereafter occur.

I hereby consent to the filing of this opinion letter as Exhibit 5.2 to the Registration Statement and to the use of my name under the caption “Legal Matters” in the prospectus included in the Registration Statement.

Very truly yours,

/s/ MATTHEW D. KLEIN

Matthew D. Klein

General Counsel

Universal Health Services, Inc.

and the Subsidiary Guarantors

November 9, 2022

SCHEDULE I

Entity	Jurisdiction of incorporation or organization
ABS Lincs Ky, LLC	Virginia

ABS Lincs SC, Inc.	South Carolina

ABS Lincs VA, Inc.	Virginia

Aiken Regional Medical Centers, LLC	South Carolina

Alliance Health Center, Inc.	Mississippi

Alternative Behavioral Services, Inc.	Virginia

AZ Holding 4, LLC	Arkansas

Benchmark Behavioral Health System, Inc.	Utah

BHC Alhambra Hospital, Inc.	Tennessee

BHC Belmont Pines Hospital, Inc.	Tennessee

BHC Fairfax Hospital, Inc.	Tennessee

BHC Fox Run Hospital, Inc.	Tennessee

BHC Fremont Hospital, Inc.	Tennessee

BHC Health Services Of Nevada, Inc.	Nevada

BHC Heritage Oaks Hospital, Inc.	Tennessee

BHC Intermountain Hospital, Inc.	Tennessee

BHC Montevista Hospital, Inc.	Nevada

BHC Of Indiana, General Partnership	Tennessee

BHC Pinnacle Pointe Hospital, LLC	Tennessee

BHC Properties, LLC	Tennessee

BHC Sierra Vista Hospital, Inc.	Tennessee

BHC Streamwood Hospital, Inc.	Tennessee

Bloomington Meadows, General Partnership	Tennessee

Brentwood Acquisition, Inc.	Tennessee

Brynn Marr Hospital, Inc.	North Carolina

Canyon Ridge Hospital, Inc.	California

CCS/Lansing, Inc.	Michigan

Children’s Comprehensive Services, Inc.	Tennessee

Columbus Hospital Partners, LLC	Tennessee

Universal Health Services, Inc.

and the Subsidiary Guarantors

November 9, 2022

Entity	Jurisdiction of incorporation or organization
Cumberland Hospital, LLC	Virginia

Del Amo Hospital, Inc.	California

District Hospital Partners, L.P.	District of Columbia

Fannin Management Services, LLC	Texas

First Hospital Corporation Of Virginia Beach	Virginia

Forest View Psychiatric Hospital, Inc.	Michigan

Fort Lauderdale Hospital, Inc.	Florida

Garfield Park Hospital, LLC	Illinois

Great Plains Hospital, Inc.	Missouri

Gulf Coast Treatment Center, Inc.	Florida

Gulph Mills Associates, LLC	Pennsylvania

H. C. Corporation	Alabama

H.C. Partnership	Alabama

Harbor Point Behavioral Health Center, Inc.	Virginia

Havenwyck Hospital Inc.	Michigan

HHC Augusta, Inc.	Georgia

HHC Indiana, Inc.	Indiana

HHC Ohio, Inc.	Ohio

HHC Poplar Springs, LLC	Virginia

HHC River Park, Inc.	West Virginia

HHC South Carolina, Inc.	South Carolina

HHC St. Simons, Inc.	Georgia

Holly Hill Hospital, LLC	Tennessee

Horizon Health Austin, Inc.	Texas

Horizon Mental Health Management, LLC	Texas

HSA Hill Crest Corporation	Alabama

Hughes Center, LLC	Virginia

Keystone Continuum, LLC	Tennessee

Keystone Education & Youth Services, LLC	Tennessee

Keystone Marion, LLC	Virginia

Universal Health Services, Inc.

and the Subsidiary Guarantors

November 9, 2022

Entity	Jurisdiction of incorporation or organization
Keystone Memphis, LLC	Tennessee

Keystone Newport News, LLC	Virginia

Keystone NPS LLC	California

Keystone Richland Center LLC	Ohio

Keystone WSNC, L.L.C.	North Carolina

Kids Behavioral Health Of Utah, Inc.	Utah

Kingwood Pines Hospital, LLC	Texas

La Amistad Residential Treatment Center, LLC	Florida

Lancaster Hospital Corporation	California

Lebanon Hospital Partners, LLC	Tennessee

Mayhill Behavioral Health, LLC	Texas

Meridell Achievement Center, Inc.	Texas

Michigan Psychiatric Services, Inc.	Michigan

Millwood Hospital, L.P.	Texas

Milwaukee Behavioral Health, LLC	Wisconsin

Neuro Institute Of Austin, L.P.	Texas

North Spring Behavioral Healthcare, Inc.	Tennessee

Northern Indiana Partners, LLC	Tennessee

Northwest Texas Healthcare System, Inc.	Texas

Oak Plains Academy Of Tennessee, Inc.	Tennessee

Palmetto Behavioral Health System, L.L.C.	South Carolina

Palmetto Lowcountry Behavioral Health, L.L.C.	South Carolina

Palm Point Behavioral Health, LLC	Florida

Park Healthcare Company	Tennessee

Pennsylvania Clinical Schools, Inc.	Pennsylvania

PSJ Acquisition, LLC	North Dakota

Psychiatric Solutions Of Virginia, Inc.	Tennessee

Ridge Outpatient Counseling, L.L.C.	Kentucky

River Oaks, Inc.	Louisiana

Universal Health Services, Inc.

and the Subsidiary Guarantors

November 9, 2022

Entity	Jurisdiction of incorporation or organization
Riverside Medical Clinic Patient Services, L.L.C.	California

Rolling Hills Hospital, LLC	Tennessee

Samson Properties, LLC	Florida

Schick Shadel of Florida, LLC	Florida

SHC-KPH, LP	Texas

Southeastern Hospital Corporation	Tennessee

SP Behavioral, LLC	Florida

Sparks Family Hospital, Inc.	Nevada

Summit Oaks Hospital, Inc.	New Jersey

Sunstone Behavioral Health, LLC	Tennessee

Temecula Valley Hospital, Inc.	California

Temple Behavioral Healthcare Hospital, Inc.	Texas

Tennessee Clinical Schools, LLC	Tennessee

Texas Cypress Creek Hospital, L.P.	Texas

Texas Laurel Ridge Hospital, L.P.	Texas

Texas Oaks Psychiatric Hospital, L.P.	Texas

Texas San Marcos Treatment Center, L.P.	Texas

Texas West Oaks Hospital, L.P.	Texas

The Arbour, Inc.	Massachusetts

The Bridgeway, LLC	Arizona

The National Deaf Academy, LLC	Florida

Three Rivers Behavioral Health, LLC	South Carolina

Three Rivers Healthcare Group, LLC	South Carolina

Turning Point Care Center, LLC	Georgia

UHS Holding Company, Inc.	Nevada

UHS Of Fuller, Inc.	Massachusetts

UHS Of Hampton, Inc.	New Jersey

UHS Of Hartgrove, Inc	Illinois

UHS Of Lancaster, LLC	Pennsylvania

UHS Of New Orleans, LLC	Louisiana

Universal Health Services, Inc.

and the Subsidiary Guarantors

November 9, 2022

Entity	Jurisdiction of incorporation or organization
UHS Of Oklahoma, LLC	Oklahoma

UHS Of Pennsylvania, Inc.	Pennsylvania

UHS Of River Parishes, Inc.	Louisiana

UHS Of Timberlawn, Inc.	Texas

UHS Of Westwood Pembroke, Inc.	Massachusetts

UHS Oklahoma City LLC	Oklahoma

UHSD, L.L.C.	Nevada

UHSL, L.L.C.	Nevada

United Healthcare Of Hardin, Inc.	Tennessee

Universal Health Services Of Rancho Springs, Inc.	California

University Behavioral, LLC	Florida

Valle Vista Hospital Partners, LLC	Tennessee

Valley Hospital Medical Center, Inc.	Nevada

Wellington Regional Medical Center, LLC	Florida

Wellstone Regional Hospital Acquisition, LLC	Indiana

Windmoor Healthcare Inc.	Florida

Zeus Endeavors, LLC	Florida

Universal Health Services, Inc.

and the Subsidiary Guarantors

November 9, 2022

SCHEDULE II

Entity	Jurisdiction of incorporation or organization
Ascend Health Corporation	Delaware

Atlantic Shores Hospital, LLC	Delaware

Beach 77 LP	Delaware

Behavioral Health Management, LLC	Delaware

Behavioral Health Realty, LLC	Delaware

Behavioral Healthcare LLC	Delaware

BHC Holdings, Inc.	Delaware

BHC Mesilla Valley Hospital, LLC	Delaware

BHC Northwest Psychiatric Hospital, LLC	Delaware

Brentwood Acquisition—Shreveport, Inc.	Delaware

Calvary Center, Inc.	Delaware

CAT Realty, LLC	Delaware

CAT Seattle, LLC	Delaware

Cedar Springs Hospital, Inc.	Delaware

Coral Shores Behavioral Health, LLC	Delaware

Cumberland Hospital Partners, LLC	Delaware

DHP 2131 K St, LLC	Delaware

Diamond Grove Center, LLC	Delaware

DVH Hospital Alliance LLC	Delaware

Emerald Coast Behavioral Hospital, LLC	Delaware

Fort Duncan Medical Center, L.P.	Delaware

FRN, Inc.	Delaware

Frontline Behavioral Health, Inc.	Delaware

Frontline Hospital, LLC	Delaware

Frontline Residential Treatment Center, LLC	Delaware

HHC Delaware, Inc.	Delaware

HHC Pennsylvania, LLC	Delaware

Hickory Trail Hospital, L.P.	Delaware

Horizon Health Corporation	Delaware

Universal Health Services, Inc.

and the Subsidiary Guarantors

November 9, 2022

Entity	Jurisdiction of incorporation or organization
Horizon Health Hospital Services, LLC	Delaware

Independence Physician Management, LLC	Delaware

Keys Group Holdings LLC	Delaware

Keystone/CCS Partners LLC	Delaware

KMI Acquisition, LLC	Delaware

Laurel Oaks Behavioral Health Center, Inc.	Delaware

Liberty Point Behavioral Healthcare, LLC	Delaware

Manatee Memorial Hospital, L.P.	Delaware

McAllen Hospitals, L.P.	Delaware

McAllen Medical Center, Inc.	Delaware

Merion Building Management, Inc.	Delaware

Ocala Behavioral Health, LLC	Delaware

Palmetto Behavioral Health Holdings, LLC	Delaware

Pasteur Healthcare Properties, LLC	Delaware

Pendleton Methodist Hospital, L.L.C.	Delaware

Premier Behavioral Solutions Of Florida, Inc.	Delaware

Premier Behavioral Solutions, Inc.	Delaware

Psychiatric Realty, LLC	Delaware

Psychiatric Solutions Hospitals, LLC	Delaware

Psychiatric Solutions, Inc.	Delaware

Ramsay Managed Care, LLC	Delaware

Ramsay Youth Services Of Georgia, Inc.	Delaware

Riveredge Hospital Holdings, Inc.	Delaware

RR Recovery, LLC	Delaware

Salt Lake Behavioral Health, LLC	Delaware

Salt Lake Psychiatric Realty, LLC	Delaware

Shadow Mountain Behavioral Health System, LLC	Delaware

Springfield Hospital, Inc.	Delaware

Stonington Behavioral Health, Inc.	Delaware

TBD Acquisition II, LLC	Delaware

Universal Health Services, Inc.

and the Subsidiary Guarantors

November 9, 2022

TBD Acquisition, LLC	Delaware

TBJ Behavioral Center, LLC	Delaware

Texas Hospital Holdings, Inc.	Delaware

Toledo Holding Co., LLC	Delaware

Two Rivers Psychiatric Hospital, Inc.	Delaware

UBH Of Oregon, LLC	Delaware

UBH Of Phoenix Realty, LLC	Delaware

UBH Of Phoenix, LLC	Delaware

UHP LP	Delaware

UHS Capitol Acquisition, LLC	Delaware

UHS Children’s Services, Inc.	Delaware

UHS Funding, LLC	Delaware

UHS Kentucky Holdings, L.L.C.	Delaware

UHS Midwest Behavioral Health, LLC	Delaware

UHS Of Anchor, L.P.	Delaware

UHS Of Benton, LLC	Delaware

UHS Of Bowling Green, LLC	Delaware

UHS Of Centennial Peaks, L.L.C.	Delaware

UHS Of Cornerstone Holdings, Inc.	Delaware

UHS Of Cornerstone, Inc.	Delaware

UHS Of D.C., Inc.	Delaware

UHS Of Delaware, Inc.	Delaware

UHS Of Denver, Inc.	Delaware

UHS Of Dover, L.L.C.	Delaware

UHS Of Doylestown, L.L.C.	Delaware

UHS Of Fairmount, Inc.	Delaware

UHS Of Georgia Holdings, Inc.	Delaware

UHS Of Georgia, Inc.	Delaware

UHS Of Greenville, LLC	Delaware

UHS Of Lakeside, LLC	Delaware

UHS Of Laurel Heights, L.P.	Delaware

UHS Of Madera, Inc.	Delaware

Universal Health Services, Inc.

and the Subsidiary Guarantors

November 9, 2022

UHS Of Parkwood, Inc.	Delaware

UHS Of Peachford, L.P.	Delaware

UHS Of Phoenix, LLC	Delaware

UHS Of Provo Canyon, Inc.	Delaware

UHS Of Puerto Rico, Inc.	Delaware

UHS Of Ridge, LLC	Delaware

UHS Of Rockford, LLC	Delaware

UHS Of Salt Lake City, L.L.C.	Delaware

UHS Of Savannah, L.L.C.	Delaware

UHS Of Spring Mountain, Inc.	Delaware

UHS Of Springwoods, L.L.C.	Delaware

UHS Of Summitridge, L.L.C.	Delaware

UHS Of Texoma, Inc.	Delaware

UHS Of Timpanogos, Inc.	Delaware

UHS Of Tucson, LLC	Delaware

UHS Of Wyoming, Inc.	Delaware

UHS Sahara, Inc.	Delaware

UHS Sub III, LLC	Delaware

UHS-Corona, Inc.	Delaware

Universal Health Services Of Palmdale, Inc.	Delaware

University Behavioral Health Of El Paso, LLC	Delaware

Valle Vista, LLC	Delaware

Valley Health System LLC	Delaware

Wekiva Springs Center, LLC	Delaware

Willow Springs, LLC	Delaware

Windmoor Healthcare Of Pinellas Park, Inc.	Delaware

Wisconsin Avenue Psychiatric Center, Inc.	Delaware